                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

-------------------------------------------------------------------------------

I.         SCHEDULE 14A INFORMATION

       A. Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            BROUGHTON FOODS COMPANY
                            -----------------------
                (Name of Registrant as Specified in Its Charter)


                            BROUGHTON FOODS COMPANY
                            -----------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)   Title of each class of securities to which transaction applies:
2)   Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11
     (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:
5)   Total fee paid:



         [ ]  Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)       Amount Previously Paid:
              2)       Form Schedule or Registration Statement No.:
              3)       Filing Party:
              4)       Date Filed: ____________________________________________

                            BROUGHTON FOODS COMPANY
                            210 NORTH SEVENTH STREET
                             MARIETTA, OHIO  45750


                                 April 1, 1998

Dear Shareholder:

         We are pleased to enclose your Notice of Annual Meeting and Proxy Statement for the Annual Meeting of Shareholders of Broughton Foods Company (the "Company") to be held on April 29, 1998, at 11:00 a.m., local time, at the Lafayette Hotel, 101 Front Street, Marietta, Ohio 45750.

         At the Annual Meeting, you will be asked to adopt an Amended and Restated Code of Regulations and to elect twelve directors of the Company, each to serve a one-year term.

         This is our first Annual Meeting since completing the Company's initial public offering of common shares. We have had an exciting and eventful year and look forward to reviewing our accomplishments with our shareholders.


                                        Very truly yours,

                                        /s/ PHILIP E. CLINE

                                        Philip E. Cline
                                        President and
                                        Chief Executive Officer

                            BROUGHTON FOODS COMPANY
                            210 NORTH SEVENTH STREET
                             MARIETTA, OHIO  45750
                                 (740) 373-4121

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the shareholders of
BROUGHTON FOODS COMPANY:

         Notice is hereby given that the annual meeting of shareholders of Broughton Foods Company (the "Company") will be held on April 29, 1998 at 11.00 a.m., local time, at the Lafayette Hotel, 101 Front Street, Marietta, Ohio, for the following purposes:

         (1)     To adopt an Amended and Restated Code of Regulations;


         (2) To elect twelve directors to a term of one year or until their successors have been elected and qualified; and

         (3) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         Only shareholders of record at the close of business on March 23, 1998 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

                                        By Order of the Board of Directors

                                        /s/ DAVID J. BROUGHTON

                                        CORPORATE SECRETARY

Marietta, Ohio
April 1, 1998

                            BROUGHTON FOODS COMPANY
                            210 NORTH SEVENTH STREET
                             MARIETTA, OHIO  45750
                                 (740) 373-4121


               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                                  ____________

                                  INTRODUCTION

         The Board of Directors of Broughton Foods Company (the "Company"), the executive offices of which are located at 210 North Seventh Street, Marietta, Ohio 45750, hereby solicits your proxy in the form enclosed for use at the annual meeting of shareholders to be held on April 29, 1998, at 11:00 a.m., or any adjournment or adjournments thereof (the "Annual Meeting"). The expenses of soliciting your proxy will be borne by the Company. This Proxy Statement and the accompanying form of proxy are first being released for mailing to the shareholders on or about April 1, 1998.

         At the Annual Meeting, shareholders will be asked to adopt an Amended and Restated Code of Regulations and to elect twelve directors of the Company to serve a one-year term.

         We urge you to date, sign and return your proxy in the enclosed envelope promptly to make certain that your shares will be voted at the Annual Meeting.

                              MEETING INFORMATION

DATE, TIME AND PLACE

         The Annual Meeting will be held on Wednesday, April 29, 1998, at 11:00 a.m., local time, at the Lafayette Hotel, 101 Front Street, Marietta, Ohio 45750.


RECORD DATE; VOTING RIGHTS

         Only shareholders of record at the close of business on March 23, 1998 will be entitled to vote at the Annual Meeting. On March 23, 1998, there were ______ outstanding common shares, par value $1.00 per share ("Common Shares"), each of which is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the outstanding Common Shares will constitute a quorum for the transaction of business.

         With respect to Proposal 1, approval will require the affirmative vote of the holders of a majority of Common Shares entitled to vote. An abstention or failure to vote will have the effect of a vote against the proposal.

         With respect to Proposal 2, the twelve nominees for election as director who receive the greatest number of votes cast at the Annual Meeting, assuming that a quorum is present, will be elected as director. A withheld vote will not have any effect on the outcome of the vote for election of the director.

         Brokers who hold Common Shares in street name may not have the authority to vote on certain matters for which they have not received instructions from beneficial owners. Such broker non-votes (arising from the lack of instructions from beneficial owners), although present for quorum purposes, will not affect the outcome of the vote on Proposal 2. Such broker non-votes will, however, be treated as a vote against Proposal 1.

         Under the General Corporation Law of Ohio, if notice in writing is given by any shareholder to the President or any Vice President or the Secretary of the Company, not less than forty-eight hours before the time fixed for holding the meeting, that the shareholder desires that the voting for election of directors shall be cumulative, and if an announcement of the giving of such notice is made upon the convening of the meeting, each shareholder will have cumulative voting rights. Cumulative voting means that each shareholder is entitled to that number of votes equal to the number of shares that he owns multiplied by the number of directors to be elected. Each shareholder may cast all of his votes for a single nominee or may distribute his votes among as many nominees as he sees fit. If the election of directors is by cumulative voting, the persons appointed by the accompanying proxy intend to cumulate the votes represented by the proxies they receive and distribute such votes in accordance with their best judgment. Those nominees receiving the largest number of votes for the director positions to be filled will be elected to those positions. Abstentions will be deemed to be present for the purpose of determining a quorum for the meeting, but will be deemed not voting on the issues or matters as to which the abstention is applicable.

VOTING AND REVOCATION OF PROXIES

         If the enclosed form of proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, the Common Shares represented thereby will be voted in accordance with the instructions marked thereon. Executed but unmarked proxies will be voted "FOR" the adoption of the Amended and Restated Code of Regulations and "FOR" the nominees proposed by the Board of Directors. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Annual Meeting.

         Any proxy may be revoked at any time before it is exercised by giving written notice of such revocation or delivering a later dated proxy to the Corporate Secretary of the Company prior to the meeting, or by notice of revocation in open meeting.


SOLICITATION OF PROXIES

         The cost of soliciting proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company, through its directors, officers and regular employees, may also solicit proxies personally or by telephone. The Company also will request persons, firms and corporations holding Common Shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from the beneficial owners and will reimburse the holders for their reasonable expenses in so doing. The Company has engaged the services of Wachovia Bank of North Carolina, N.A. for the purpose of assisting in the solicitation of proxies at a cost of $1,285 plus the reimbursement of certain expenses.

                 PROPOSAL 1 - ADOPTION OF AMENDED AND RESTATED
                              CODE OF REGULATIONS

GENERAL

         On March 18, 1998, the Board of Directors unanimously approved and recommended that the shareholders approve and adopt an Amended and Restated Code of Regulations for the Company (the "New Regulations"). The Company's current Code of Regulations (the "Current Regulations") was adopted in 1966. The New Regulations are being proposed to modernize the Company's Code of Regulations and to conform the Code of Regulations to the general requirements of Ohio law and standard corporate practices and procedures. The following is a summary of the significant differences between the Current Regulations and the New Regulations. The proposed Amended and Restated Code of Regulations is set forth in Exhibit A to this proxy statement and is incorporated herein by reference. The following should be read in conjunction with, and is qualified in its entirety by reference to Exhibit A.





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


SHAREHOLDER ACTION WITHOUT A MEETING

         The Current Regulations allow shareholders of the Company to take action without a meeting if such action is authorized in writing signed by all of the shareholders that would be entitled to notice of a meeting for such purpose. Article I, Section 6 of the New Regulations would eliminate the ability of the shareholders to take any action without a meeting duly called.

FIXING THE NUMBER OF DIRECTORS

         Under the Current Regulations, the shareholders fix the number of directors to be elected at the annual meeting of shareholders and such number is to be no less than three (3) or more than eleven (11). The New Regulations would fix the number of directors at twelve (12) and would give the board of directors, by a vote of the majority of its members, the ability to change the number of directors, however, such number shall be no less than (3). The New Regulations would allow the shareholders to change the number of directors at an annual meeting or a special meeting called for the purpose of changing the number of directors, at which a quorum is present, by the affirmative vote of the holders of a majority of the shares which are represented at the meeting and entitled to vote on the proposal. Prior to an annual meeting at which a shareholder or shareholders propose to vote to change the number of directors or a special meeting of shareholders called by shareholders for the purpose of changing the number of directors, the shareholder or shareholders who wish make such proposal to change the number of directors at an annual meeting or who call such special meeting are required to provide notice to the Corporation of the intention to make such proposal or call such special meeting no later than 120 days prior to the intended meeting date.

         The provisions of the New Regulations requiring that shareholders provide the Company with advanced notice of a proposal to change the number of directors could make it more difficult to change the composition of the board of directors even if desired by the shareholders. While this provision is intended to help preserve continuity of the board of directors and does not eliminate the ability of the shareholders to change the number of directors, the provision could be deemed to have an anti-takeover effect. Management is not aware of any effort to change the composition of the board of directors.

INDEMNIFICATION

         The Current Regulations require the Company to indemnify officers and directors against costs and expenses reasonably incurred in connection with any claim, suit or proceeding brought against such person by reason of such person being or having been an officer or director of the Company. Such costs and expenses are not provided, however, in relation to matters to which such director or officer has been derelict in the performance of such person's duties. A director or officer shall be conclusively deemed not to have been derelict in a matter which has been the subject of a suit or proceeding in which he was a party disposed of by adjudication on the merits, unless in such suit or proceeding such officer or director has been adjudged to have been derelict in the performance of such officer's or director's duties.

         The New Regulations would update the Company's current Regulations to reflect current Ohio law regarding indemnification. The New Regulations would require indemnification to the fullest extent permitted by Ohio law of any director or officer, and would allow the Company to indemnify any employee or agent, of the Company who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of such person having been a director, officer, employee or agent of the Company against expenses and amounts paid in settlement actually and reasonably incurred by such individual in connection with such proceeding.

         The New Regulations would also require the Company to indemnify any person who was or is a party or threatened to be made a party to any proceeding by or in the right of the Company to procure a judgment in its favor, by reason of the fact that such person is or was a director or officer of the Company, and would allow such indemnification for employees or agents of the Company, against expenses actually and reasonably incurred by such person.

         To reflect current Ohio law, the New Regulations provide that the Company may advance expenses to any indemnified person as they are incurred, prior to final disposition of any proceeding, upon receipt of an undertaking by such indemnified person to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the Company. The New Regulations also specifically authorize the Company to purchase and maintain insurance or similar protection on behalf of any person who is or was a director, officer, employee or agent of the corporation, whether or not such person would be entitled to indemnification by the Company. Such insurance may be purchased from or maintained with a person in which the Company has a financial interest.

MISCELLANEOUS

         The New Regulations are intended to reflect changes in the law of the State of Ohio since the Current Regulations were adopted in 1966. Other than those changes addressed above, the differences between the Current Regulations and the New Regulations are essentially administrative and merely reflect changes in the law of the State of Ohio as well as the elimination of unnecessarily restrictive provisions.


               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
            ADOPTION OF THE AMENDED AND RESTATED CODE OF REGULATIONS





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



                      PROPOSAL 2 -- ELECTION OF DIRECTORS

GENERAL

         Currently the Company's Code of Regulations provide that the number of members of the Board of Directors shall be fixed and determined annually, at the annual meeting of shareholders, but shall not be less than three nor more than eleven members. In accordance with Proposal 1, if approved, the number of members of the Board of Directors will be twelve, with the Board of Directors of the Company given the power to change the number from time to time, but never to be less than three. The exact number of members currently on the Board of Directors is eleven.

         If the shareholders do not vote to adopt Proposal 1, then, as Proposal 2, by voting to elect the nominees, the shareholders will fix the number of directors of the Board of Directors at eleven and will vote for those nominees currently serving as members of the Board of Directors.

         The Board of Directors has nominated Ronald V. Arthur II, George W. Broughton, Philip E. Cline, Robert E. Evans, Charles R. Hooten, Jr., Marshall
T. Reynolds, Neil W. Scaggs, Philip Todd Shell, Kirby J. Taylor, Paul T. Theisen and Thomas W. Wright, the Company's incumbent directors, to serve as directors for another one-year term expiring on April 28, 1999 or until the election and qualification of their respective successors. In addition, the Board of Directors has nominated Martin P. Shearer to serve as a director for a one-year term expiring on April 28, 1999, or until election and qualification of his successor.

         The proxies solicited hereby, unless directed to the contrary therein, will be voted for the nominees. The nominees have consented to being named in this Proxy Statement and to serve if elected. The Board of Directors has no reason to believe that the nominees for election as directors will not be candidates or will be unable to serve, but if either occurs, it is intended that the Common Shares represented by proxies will be voted for such substituted nominees as the Board of Directors, in its discretion, may designate.

         The following table sets forth certain information regarding the nominees for election to the Board of Directors, whose terms will expire on April 28, 1999 or until their successors are elected and qualified. All of the nominees are presently directors of the Company and all have been elected to their present terms of office by vote of the stockholders of the Company, with the exception of Martin P. Shearer, who has been nominated to serve as a director by the Board of Directors.

         NAME AND AGE                              PRINCIPAL OCCUPATION                           DIRECTOR
         ------------
                                                  DURING THE LAST 5 YEARS                           SINCE
                                                  -----------------------                           -----
 Ronald V. Arthur, II, 38(1)   Vice President and General Manager of the Company's Foods         March 1997
                               Division since July 1992.

 George W. Broughton, 40(2)    Executive Vice President, Director of Sales and Marketing         April 1984
                               since 1994; Chief Executive Officer and Chairman of the
                               Board of Directors from July 1996 to November 1996;
                               Executive Vice-President from 1989 to 1994.


 Philip E. Cline, 64(3)        President, Chief Executive Officer of the Company since           November 1996
                               November 1996.  Management Consultant from January 1996 to
                               November 1996.  From 1968 to July 1995, Mr. Cline held
                               various senior management positions at J.H. Fletcher & Co.
                               (manufacturer of mining equipment)


 Robert E. Evans, 57(4)        President, Chief Executive Officer and member of the Board        April 1971
                               of Directors of Peoples Bancorp Inc. since April 1980;
                               President, Chief Executive Officer and member of the Board of Directors of The Peoples Banking and Trust Company since
                               January 1987.




----------------------------------

(1)   Director of the West Virginia Dairy Products Association.

(2) Director of SBR, Inc., Peoples Banking & Trust Company and Peoples Bancorp., Inc.

(3) Director of McCorkle Machine and Engineering Company, Banc One West Virginia Corporation, Champion Industries, Inc. and Logan Corporation.

(4) Director of the First National Bank of Southeastern Ohio, Marmac Corporation and Ohio Banks Association; and the Chairman of the Board of Directors of Russell Federal Savings Bank.

 Charles R. Hooten, Jr., 71(5) President, Hooten Equipment Company since 1976.                   January 1997


 Marshall T. Reynolds, 61(6)   Chairman of the Board of the Company since November 1996.         November 1996
                               President, Chief Executive Officer and Chairman of the Board
                               of Directors of Champion Industries, Inc. since November
                               1996 (a commercial printer and supplier of office products);
                               President and General Manager of The Harrah & Reynolds
                               Corporation since 1994.

 Martin P. Shearer, 50         Vice-President and General Manager, Southern Belle Division;
                               President of Southern Belle Dairy Company from December 1985 to December 1997.


 Philip Todd Shell, 29(7)      Vice President, Chief Financial Officer and Secretary of          January 1997
                               Caspian Holdings since  July 1997; and Chief Investment
                               Analyst of Guyan International.


 Kirby J. Taylor, 52(8)        President and Chief Executive Officer of Action Business          January 1997
                               Consulting from November 1997 to present; President and
                               Chief Executive Officer of Nexquest, Inc. from January 1996 to November 1997; President and Chief Operating Officer of
                               Addington Resources, Inc., from July 1994 to January 1996;
                               Vice President and Chief Financial Officer of Outboard
                               Marine Corp., from April 1993 to July 1994; Vice President of Finance of Tenneco Automotive from August 1990 to April
                               1993.

 Paul T. Theisen, 67(9)        President and a director of the law firm Theisen, Brock,          April 1971
                               Frye, Erb & Leeper Co., L.P.A. since 1983.


 Thomas W. Wright, 46(10)      Chairman of the Board of Directors of Nexquest, Inc. since        January 1997
                               April 1996.  Group President Brand/Rust Industrial September
                               1991 to December 1996.

----------------------------------

(5)   Director of Banc One West Virginia Corporation and Banc One Charleston.

(6) Chairman of the Board of the Radisson Hotel in Huntington, West Virginia; Chairman of McCorkle Machine and Engineering Company; director of the Abigail Adams National Bancorp, Inc.; Chairman of the Board of First Guaranty Bank; and Chairman of the Board of Premier Financial Bancorp.

(7)  Director, Innovative Screen Technology; Director, American Centrifuge.

(8) Director, Thomas Bradford Shirt Company; former Director, and executive officer of Axis Tech Warehouse, Inc and former Chief Executive Officer of Mid-American Spring Air, Inc (each of which filed for a petition under the federal bankruptcy laws in February 1998 and March 1998 respectively);

(9) Director of Peoples Bancorp, Inc., The Peoples Banking and Trust Company and First National Bank of Southeastern Ohio.

(10) Director, Thomas Bradford Shirt Company; Chairman of the Board of Directors, Mid-American Spring Air, Inc. (see note 8 above).

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                           THE NOMINEES NAMED HEREIN.


MEETINGS AND COMMITTEES OF THE BOARD


         The Board of Directors held fourteen meetings during 1997. All of the then incumbent directors were present for at least seventy-five percent of the meetings of the Board and the committees of the Board on which they serve.

         The Compensation Committee of the Board of Directors (the "Compensation Committee") presently consists of Messrs. Evans, Reynolds, Scaggs and Theisen. The Compensation Committee is responsible for the determination of the compensation for the Company's directors and officers and recommends policies relating to the Company's benefits plans. The Compensation Committee held two meetings in 1997.

         The Audit Committee of the Board of Directors (the "Audit Committee") has certain duties relating to the year-end audit, the Company's internal accounting controls and the Company's relationship with its independent auditors. Messrs. Hooten, Shell and Taylor are the current members of the Audit Committee. No Audit Committee meetings were held in 1997.

         The Board of Directors does not have a nominating or committee performing similar functions. The Board of Directors will consider stockholder nominations for directors timely given in writing to the secretary of the Company prior to the meeting.

COMPENSATION OF DIRECTORS

         Each of the Company's directors received, during 1997, $500 for each meeting of the Board personally attended by him (other than meetings held by telephone conference as to which no fee is paid). Directors of the Company are reimbursed for their expenses in attending meetings of the Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE


The following table sets forth information as to compensation paid for services rendered to the Company by the President and Chief Executive Officer for the two fiscal years ended December 31, 1997. No other executive officer of the Company received total annual salary and bonus in excess of $100,000.

-------------------------------------------------------------------------------------------------------------
                                                                       LONG-TERM
                                                ANNUAL                COMPENSATION
                                             COMPENSATION                AWARDS
-------------------------------------------------------------------------------------------------------------
                                                                      SECURITIES
        NAME AND                                                      UNDERLYING               ALL OTHER
       PRINCIPAL            FISCAL       SALARY       BONUS          OPTIONS/SARS             COMPENSATION
        POSITION             YEAR          ($)         ($)                (#)                    ($)(2)

-------------------------------------------------------------------------------------------------------------
 Philip E. Cline             1997         80,004        -                  -                    5,000
 President and Chief         1996           -           -                  -                      -
 Executive Officer (1)
=============================================================================================================

(1) Mr. Cline began serving as President and Chief Executive Officer of the Company as of November 18, 1996.

(2) This represents fees paid to Mr. Cline for serving on the Company's Board of Directors.


         EMPLOYMENT AGREEMENT

         During 1997, the Company entered into an employment agreement (the "Employment Agreement") with Martin P. Shearer in connection with the Company's acquisition of the Southern Belle Dairy Company. Under the Employment Agreement, which is terminable at the will of either party after 30 days written notice, Mr. Shearer is entitled to an annual base salary of approximately $80,000, an annual bonus of 4% of the net pre-tax profits of the Southern Belle division of the Company and certain customary benefits. Under the Employment Agreement, Mr. Shearer is subject to certain customary non-compete conditions for a period of two years after a termination of his employment with the Company.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Evans, Reynolds, Scaggs and Theisen currently serve as the members of the Compensation Committee. The Compensation Committee establishes salaries, incentives and other forms of compensation for the Company's directors and officers and recommends policies relating to the Company's benefit plans.

         The Company received legal services from the law firm of Theisen, Brock, Frye, Erb & Leeper Co. L.P.A. Mr. Paul Theisen, a member of the Company's Board of Directors, is the President and a director of the law firm.

         The Company's distribution center in Ashland, Kentucky is leased from the ADJ Corporation for $9,350 a month, subject to adjustment after April 1, 2002, based on a specified consumer price index. The lease expires on April 30, 2007. The ADJ Corporation is controlled by certain immediate family members of Mr. Marshall T. Reynolds, Chairman of the Company's Board of Directors. Lease expense for 1997 totaled $74,800.

         The Company purchased office supplies and printing services, from certain divisions of Champion Industries, a company controlled by Mr. Marshall
T. Reynolds, Chairman of the Company's Board of Directors. Such purchases totaled $107,000 during 1997.


         REPORT ON COMPENSATION OF EXECUTIVE OFFICERS


         The Company makes an effort to offer competitive compensation packages that allow the Company to attract and retain highly qualified individuals. The Compensation Committee believes the long-term strategic goals of the Company can be accomplished only if the Company employs management with experience and skills relevant to the changing nature of the Company's products, sales and marketing efforts. A not insubstantial portion of each executive officer's total compensation, other than the Chief Executive Officer, is incentive-based in order to motivate the Company's executive officers in the performance of their duties and to encourage a continued focus on Company profitability. For those executive officers responsible for particular production divisions of the Company, the financial and non-financial results of their divisions are also considered. The Compensation Committee believes that by emphasizing performance based compensation, it will encourage the Company's management to act in concert with the interests of the Company's shareholders. The Company currently does not maintain any long-term incentive plans and does not grant stock appreciation rights, stock options or restricted stock awards, but is presently considering the implementation of an incentive stock plan.

         Compensation packages offered to the Company's senior management are thought to be competitive within the dairy food industry. The Compensation Committee believes the compensation packages for its senior management are competitive with compensation packages for executives of other public domestic dairy food companies based on the size and current structure of the organization and are based on the discretion of the Compensation Committee. The Compensation Committee meets with the President to evaluate the performance of the other executive officers and meets in the absence of the President to evaluate his performance. The Compensation Committee reports its executive evaluations to the other outside members of the Board.

         Mr. Cline's salary for fiscal 1997 was established by the Compensation Committee to be an acceptable base salary and is not tied to any objective standards of the Company's stock performance or earnings in fiscal 1997. Mr. Cline may also be eligible for a bonus from time to time based on various objective and subjective standards as may be established by the Compensation Committee. Mr. Cline did not receive a bonus in fiscal 1997.

         The overall compensation of each of the Company's executive officers (other than Mr. Cline) consists of two principal elements:


         BASE SALARY

         Executive officers' base salaries are reviewed annually by the Compensation Committee. In the case of all executive officers, their base salary is their principal element of compensation. In an effort to ensure that the Company can obtain the talent it needs to effectuate its long-term strategies, the base salary of all executive officers has been set at a level that is thought to be competitive within the group of public businesses identified as similar to the Company and adjusted accordingly based on the current size and structure of the Company. Factors considered in establishing base salaries include the requisite skill and experience required in a particular position, the range of duties and responsibilities attributable to that position, the individual's prior experience and compensation, the compensation similarly situated individuals in the dairy food industry and the overall past and expected future contributions of the individual. Generally, in establishing such salaries, the greatest weight is given to ensuring that a competitive salary level is established. Overall, the process is subjective, with no precise, mathematical weight given to the enumerated factors.

         ANNUAL BONUS


         The Company operates an annual bonus plan. As of September 1, 1997, the general managers of the Southern Belle Division, the Dairy Division and the Foods Division are entitled to an annual bonus of 4% of the net pre-tax profits of their respective divisions. The bonus element of each executive officer's compensation is set at a level that the Compensation Committee believes is necessary to compensate executive officers for the achievement of short-term goals forming part of the Company's overall strategic objectives. Short-term sales, profit and performance goals for each division and for the Company as a whole are developed annually and in advance by the Company's management and
then reviewed by the Company's Board of Directors.   Performance is monitored
against established goals throughout the year.

                                        Marshall T. Reynolds

                                        Robert E. Evans
                                        Neil W. Scaggs
                                        Paul T. Theisen

PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF MANAGEMENT


Set forth below is a table showing certain information with respect to those persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of Common Stock, each director of the Company and all executive officers and directors of the Company as a group as of February 28, 1998. The address for each person listed below is care of Broughton Foods Company 210 North Seventh Street, Marietta, Ohio 45740.

                                              Number of Shares
                                             Beneficially Owned
            Beneficial Owner              Directly or Indirectly(1)           Percent of Class %
 ---------------------------              ----------------------              ------------------

 Marshall T. Reynolds(2)                             1,294,910                       22.4%

 Philip E. Cline(3)                                    220,000                        3.8

 George W. Broughton(4)                                131,250                        2.3

 Ronald V. Arthur, II                                    3,000                         *

 Robert E. Evans                                         3,000                         *

 Charles R. Hooten, Jr.(5)                             240,000                        4.2

 Neil W. Scaggs(6)                                     234,000                        4.1

 Philip Todd Shell                                       9,000                         *

 Kirby J. Taylor(7)                                     33,990                         *

 Paul T. Theisen                                         3,000                         *

 Thomas W. Wright(8)                                   308,010                        5.3

 All directors and executive
 officers as a group (13)                            2,553,535                       44.2%

---------------------------
        * Indicates beneficial ownership of less than 1% of the issued and outstanding shares of Common Stock.

         (1) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. As of February 28, 1998, the Company had 5,774,335 shares of Common Stock issued and outstanding.

         (2) Includes 435,000 shares held by Mr. Reynolds' wife and children, 4,050 shares held by ADJ Corporation (an entity controlled by certain immediate family members of Mr. Reynolds), 6,150 shares held by Champion Leasing Corporation (an entity which holds shares over which Mr. Reynolds effectively exercises sole voting and investment power) and 78,440 shares held by Harrah & Reynolds Corporation (an entity which holds shares over which Mr. Reynolds effectively exercises sole voting and investment power).

         (3) Includes 24,000 shares held by Mr. Cline's family members and 12,000 shares held in trust over which Mr. Cline disclaims beneficial ownership.

         (4)     Includes 29,250 shares held by Mr. Broughton's children.

         (5) Includes 12,000 shares held by Mr. Hooten's children and 12,000 shares held in trust or in other forms of indirect ownership over which shares Mr. Hooten effectively exercises sole voting and investment power.

         (6) Includes 27,000 shares held by Mr. Scaggs' family members and 12,000 shares held in trust over which shares Mr. Scaggs effectively exercises sole voting and investment power.

         (7)     Includes 450 shares held by Mr. Taylor's children.

         (8) Includes 300,000 shares held in trust over which shares Mr. Wright effectively exercises sole voting and investment power and 8,010 held by Mr. Wright's family members.

                               PERFORMANCE GRAPH



         The following graph compares the cumulative total return of the Company's Common Stock during the period commencing December 9, 1997, to December 31, 1997, with the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and a peer group index (the "Dairy Products Stocks Index") of United States companies within Standard Industrial Codes 2020 to 2029 (dairy products). The S&P 500 Index includes 500 United States companies in the industrial, transportation, utilities and financial sectors and is weighted by market capitalization. The graph depicts the results of investing $100 in the Common Shares, the S&P 500 Index and the Dairy Products Stocks Index at closing prices on December 31, 1997.

                                 [INSERT GRAPH]



-----------------------------------------------------------------------------------
                        SHAREHOLDER VALUE AT FISCAL YEAR END
-----------------------------------------------------------------------------------
                                              12/9/97             12/31/97
-----------------------------------------------------------------------------------
 BROUGHTON FOODS COMPANY                      100.000              112.000
-----------------------------------------------------------------------------------
 S&P 500 INDEX                                100.000              99.450
-----------------------------------------------------------------------------------
 DAIRY PRODUCTS STOCKS INDEX                  100.000              107.630
-----------------------------------------------------------------------------------

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         During 1997, to the knowledge of the Company and except as noted below, each of the Company's directors, executive officers and 10% shareholders filed all reports relating to the Common Shares required under Section 16(a) of the Exchange Act.

         In connection with the Company's initial public offering, Form 3's were inadvertently filed two days late on behalf of Messrs. Arthur, Broughton, Cline, Evans, Fry, Hooten, Reynolds, Scaggs, Shell, Taylor, Theisen and Wright.


                            INDEPENDENT ACCOUNTANTS

         The consolidated financial statements of the Company for the year ending December 31, 1997 have been audited by Coopers & Lybrand L.L.P, independent certified public accountants.

         Representatives of Coopers & Lybrand L.L.P. are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

         The Board of Directors selects the independent accountant for the Company each year. The Board of Directors intends to continue the services of Coopers & Lybrand L.L.P. for the fiscal year ending December 31, 1998.

                                OTHER BUSINESS


         The Company does not presently know of any matters that will be presented for action at the Annual Meeting other than those set forth herein. If other matters properly come before the Annual Meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.

                                 ANNUAL REPORTS

         The Company's Annual Report to Shareholders is enclosed with this proxy statement. The Company also has filed with the SEC an Annual Report on Form 10-K for the fiscal year ended December 31, 1997. Copies of the Annual Report on Form 10-K are available upon written request to the Company at its principal executive office, 210 North Seventh Street, Marietta, Ohio 45750,
Attention: Corporate Secretary. The Annual Report on Form 10-K and the Annual Report to Stockholders are not part of these proxy solicitation materials.

                      1998 ANNUAL MEETING OF SHAREHOLDERS

         It presently is contemplated that the Annual Meeting of Shareholders following fiscal 1998 will be held on or about April 28, 1999. Under the current rules of the Securities and Exchange Commission, in order for any appropriate stockholder proposal to be considered for inclusion in the proxy materials of the Company for the fiscal 1998 Annual Meeting of Shareholders, the shareholder must meet certain eligibility requirements and the proposal must be received by the Secretary of the Company no later than December 2, 1998, preferably sent by certified mail, return receipt requested.

                                        By Order of the Board of Directors

                                        /s/ DAVID J. BROUGHTON

                                        CORPORATE SECRETARY

                                                                       Exhibit A


                            BROUGHTON FOODS COMPANY

                    Amended and Restated Code of Regulations

                         Effective as of _____ __, 1998

                                   ARTICLE I

                                  SHAREHOLDERS

         SECTION 1. Annual Meeting. The annual meeting of shareholders of the corporation for the election of directors, the consideration of reports to be laid before such meeting, and the transaction of such other business as may properly be brought before such meeting shall be held on a date and at a time, either within or without the State of Ohio, as may be fixed by the board of directors, annually, and specified in the notice of the meeting.

         SECTION 2. Special Meetings. Special meetings of the shareholders of the corporation may be held on any day, when called by the chairman of the board, or by the president, or, in case of the president's absence, death or disability, by the vice president authorized to exercise the authority of the president, or by the board of directors acting at a meeting, or by a majority of the directors acting without a meeting, or by the person or persons who hold at least fifty per cent of all the shares outstanding and entitled to vote thereat. Upon request in writing delivered to the president or the secretary by any persons entitled to call a meeting of shareholders, such officer shall forthwith cause to be given to the shareholders entitled thereto notice as set forth in Section 3 of this Article I, below.

         SECTION 3. Notice of Meetings. Not less than seven (7) or more than sixty (60) days before the date fixed for a meeting of shareholders, written notice stating the time, place, and purposes of such meeting shall be given by or at the direction of the president, secretary or assistant secretary, or any other person or persons required or permitted by these regulations to give such notice. The notice shall be given by personal delivery or by mail to each shareholder entitled to notice of the meeting who is of record as of the day next preceding the day on which notice is given or, if a record date therefor is duly fixed, of record as of said date; if mailed, the notice shall be addressed to the shareholders at their respective addresses as they appear on the records of the corporation. Notice of the time, place, and purposes of any meeting of shareholders may be waived in writing, either before or after the holding of such meeting, by any shareholders, which writing shall be filed with or entered upon the record of the meeting. The attendance of any shareholder at any such meeting without protesting, prior to or at the commencement of the meeting, the lack of proper notice shall be deemed to be a waiver by him of notice of such meeting.

         SECTION 4. Quorum; Adjournment. Except as may be otherwise provided by law or by the Articles of Incorporation, at any meeting of the shareholders the holders of shares entitling them to exercise a majority of the voting power of the corporation present in person or by proxy shall constitute a quorum for such meeting; provided, however, that no action required by law, by the Articles of Incorporation, or by these Regulations to be authorized or taken by a designated proportion of the shares of any particular class or of each class of the corporation may be authorized or taken by a lesser proportion; and provided, further, that the holders of a majority of the voting shares represented thereat, whether or not a quorum is present, may adjourn such meeting from time to time; if any meeting is adjourned, notice of such adjournment need not be given if the time and place to which such meeting is adjourned are fixed and announced at such meeting.

         SECTION 5. Proxies. Persons entitled to vote shares or to act with respect to shares may vote or act in person or by proxy. Without affecting any vote previously taken, the person appointing a proxy may revoke a revocable appointment by a later appointment received by the corporation or by giving notice of revocation to the corporation in writing or in open meeting prior to the voting of such proxy. The presence at a meeting of the person appointing a proxy does not revoke the appointment.

         SECTION 6.       Action without a Meeting.  Except as provided in
Article VIII, shareholders of the Corporation may not take any action without a meeting duly called.

                                   ARTICLE II

                               BOARD OF DIRECTORS

         SECTION 1. Number. The number of directors of the Corporation shall be twelve (12). Notwithstanding the foregoing, the board of directors may change the number of directors, from time to time by resolution adopted by a majority of the board of directors, provided, however, that in no event shall the number of directors be less than three (3). The number of directors may be changed by the shareholders at an annual meeting or a special meeting called for the purpose of changing the number of directors, at which a quorum is present, by the affirmative vote of the holders of a majority of the shares which are represented at the meeting and entitled to vote on the proposal. Prior to an annual meeting at which a shareholder or shareholders propose to vote to change the number of directors or a special meeting of shareholders called by shareholders for the purpose of changing the number of directors as permitted by Section 2 of Article I, the shareholder or shareholders who wish make such proposal to change the number of directors at an annual meeting or who call such special meeting are required to provide notice to the Corporation of the intention to make such proposal or call such special meeting no later than 120 days prior to the intended meeting date.

         SECTION 2. Election of Directors; Vacancies. The directors shall be elected at each annual meeting of shareholders or at a special meeting called for the purpose of electing directors. At a meeting of shareholders at which directors are to be elected, only persons nominated as candidates shall be eligible for election as directors and the candidates receiving the greatest number of votes shall be elected, assuming that a quorum is present. In the event of the occurrence of any vacancy or vacancies in the board of directors, however caused, the remaining directors, though less than a majority of the whole authorized number of directors, may, by the vote of a majority of their number, fill any such vacancy for the unexpired term. No reduction in the number of directors shall of itself have the effect of shortening the term of any incumbent director.

         SECTION 3. Term of Office; Resignations. Each director shall hold office until the next annual meeting of the shareholders and until his successor is elected, or until his earlier resignation, removal from office or death. Any director may resign at any time by oral statement to that effect made at a meeting of the board of directors or in a writing to that effect delivered to the secretary, such resignation to take effect immediately or at such other time as the director may specify. Directors of the corporation may be removed in accordance with the law of the State of Ohio.

         SECTION 4. Organization Meeting. Immediately after each annual meeting of the shareholders, the newly elected directors shall hold an organization meeting for the purpose of electing officers and transacting any other business. Notice of such meeting need not be given.

         SECTION 5. Regular Meetings. Regular meetings of the board of directors may be held at such times and places within or without the State of Ohio as may be provided for in resolutions adopted by the board of directors and upon notice, if any, as shall be so provided.

         SECTION 6. Special Meetings. Special meetings of the board of directors may be held at any time within or without the State of Ohio upon call by the chairman of the board or the president or by not less than one-third of the directors. Notice of the time and place of each such meeting shall be served upon, telephoned or facsimiled to each director at least twenty-four hours, or mailed or telegraphed to each director at his address as shown on the books of the corporation at least forty-eight hours prior to the time of the meeting, which notice need not specify the purposes of the meeting; provided, however, that attendance of any director at any such meeting without protesting, prior to or at the commencement of the meeting shall be deemed to be a waiver by him of notice of such meeting; and such notice may be waived in writing, either before or after the holding of such meeting, by any director, which writing shall be filed with or entered upon the records of the meeting. Unless otherwise indicated in the notice thereof, any business may be transacted at any organization, regular or special meeting.

         SECTION 7. Quorum; Adjournment. A quorum of the board of directors shall consist of a majority of the directors then in office. Provided, that a majority of the directors present at a meeting duly held, whether or not a quorum is present, may adjourn such meeting from time to time; if any meeting is adjourned, notice of such adjournment need not be given if the time and place to which such meeting is adjourned are fixed and announced at such meeting. At each meeting of the board of directors at which a quorum is present, all questions and business shall be determined by a majority vote of those present except as in these regulations otherwise expressly provided.

         SECTION 8. Action Without a Meeting. Any action which may be authorized or taken at a meeting of the board of directors may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all of the directors, which writing or writings shall be filed with or entered upon the records of the corporation.

         SECTION 9. Committees. The board of directors may at any time appoint from its members an executive or other committee or committees, consisting of such number of members, not less than three, as the board of directors may deem advisable, together with such alternates as the board of directors may deem advisable, to take the place of any absent member or members at any meeting of such committee. Each such member and each such alternate shall hold office during the pleasure of the board of directors. Any such committee shall act only in the intervals between meetings of the board of directors and shall have such authority of the board of directors as may, from time to time, be delegated by the board of directors, except the authority to fill vacancies in the board of directors or in any committee of the board of directors. Subject to the aforesaid exceptions, any person dealing with the corporation shall be entitled to rely upon any act or authorization of an act by any such committee, to the same extent as an act or authorization of the board of directors. Each committee shall keep full and complete records of all meetings and actions, which shall be open to inspection by the directors. Unless otherwise ordered by the board of directors, any such committee may prescribe its own rules for calling and holding meetings, and for its own method of procedure, and may act at a meeting by a majority of its members or without a meeting by a writing or writings signed by all of its members.

                                  ARTICLE III

                                    OFFICERS

         SECTION 1. Election and Designation of Officers. The board of directors shall elect a president, a secretary, a treasurer, and, in its discretion, may elect one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and such other officers as the
board of directors may deem necessary.   Any two or more of such offices may be
held by the same person, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity, if such instrument is required to be executed, acknowledged, or verified by two or more officers.

         SECTION 2. Term of Office; Vacancies. The officers of the corporation shall hold office, subject to the pleasure of the board of directors, until their successors are elected, except in case of resignation, removal from office, or death. The board of directors may remove any officer at any time with or without cause by a majority vote of the directors then in office, subject to contract rights. Any vacancy in any office may be filled by the board of directors.

         SECTION 3. Authority and Duties of Officers. The officers of the corporation shall have such authority and shall perform such duties as are customarily incident to their respective offices or as may be specified from time to time by the board of directors, regardless of whether such authority and duties are customarily incident to such office.

         SECTION 4. Delegation of Authority and Duties. The board of directors is authorized to delegate the authority and duties of any officer to any other officer and generally to control the action of the officers and to require the performance of duties to those mentioned herein.

                                   ARTICLE IV

                                  COMPENSATION

         SECTION 1. Directors and Members of Committees. Members of the board of directors and members of any committee of the board of directors shall, as such, receive such compensation, which may be either a fixed sum for attendance at each meeting of the board of directors, or at each meeting of the committee, or stated compensation payable at intervals, or shall otherwise be compensated as may be determined by or pursuant to authority conferred by the board of directors or any committee of the board of directors, which compensation may be in different amounts for various members of the board of directors or any committee. No member of the board of directors and no member of any committee of the board of directors shall be disqualified from being counted in the determination of a quorum or from acting at any meeting of the board of directors or of a committee of the board of directors by reason of the fact that matters affecting his own compensation as a director, member of a committee of the board of directors, officer, or employee are to be determined.

         SECTION 2. Officers. The compensation of officers of the corporation, or the method of fixing such compensation, shall be determined by or pursuant to authority conferred by the board of directors or any committee of the board of directors. Such compensation may include pension, disability, and death benefits, and may be by way of fixed salary, or on the basis of earnings of the corporation, or any combination thereof, or otherwise, as may be determined or authorized from time to time by the board of directors or any committee of the board of directors.

                                   ARTICLE V

                                INDEMNIFICATION

         SECTION 1. Third Party Actions. The corporation shall indemnify to the fullest extent permissible under the laws of the State of Ohio as currently in effect or hereinafter amended any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action, suit, or proceeding by or in the right of the corporation, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, decrees, fines, penalties, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding. The right to indemnification conferred in this Article V shall be a contract right and shall not be affected adversely as to any director of officer by any amendment to this Amended and Restated Code of Regulations with respect to any action or inaction occurring prior to such amendment.

         SECTION 2. Derivative Actions. The corporation shall indemnify to the fullest extent permissible under the laws of the State of Ohio as currently in effect or hereinafter amended any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit, by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit.

         SECTION 3. Advances of Expenses. Expenses of each person indemnified under this Article V incurred in defending a civil, criminal, administrative, or investigative action, suit, or proceeding or threat thereof, may be paid by the corporation, as they are incurred, in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case, upon receipt of an undertaking by or on behalf of the person indemnified, to repay such amount if it ultimately is determined that he is not entitled to be indemnified by the corporation.

         SECTION 4. Employees and Agents. The corporation may, to the extent authorized from time to time by the board of directors, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the corporation (or any person serving at the corporation's request as a trustee, manager, member, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust or other enterprise) or to any person who is or was a director, officer, employee or agent of a constituent corporation absorbed by the corporation as a director, trustee, officer, employee or agent of another enterprise, in each case as determined by the board of directors to the fullest extent of the provisions of this Article V in cases of the indemnification and advancement of expenses of directors and officers of the corporation, or to any lesser extent (or greater extent, if permitted by law) as determined by the board of directors.

         SECTION 5. Non-Exclusivity; Heirs. The indemnification provided by this Article V shall not be deemed exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles, these regulations, any agreement, a vote of shareholders or disinterested directors or otherwise, both as to action in their official capacities and as to action in another capacity while holding their offices or positions, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, member, manager or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         SECTION 6. Purchase of Insurance. The corporation may purchase and maintain insurance or similar protection on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, manager, member or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article V. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         SECTION 7. Severability. In the event that any of the provisions of this Article V (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, the remaining provisions are severable and shall remain enforceable to the full extent permitted by law.

                                   ARTICLE VI

                                  RECORD DATES

         For any lawful purpose, including, without limitation, the determination of the shareholders who are entitled to receive notice of or to vote at a meeting of shareholders, receive payment of any dividend or distribution, receive or exercise rights of purchase or subscription for, or exchange or conversion of, shares or other securities, subject to contract rights with respect thereto, or participate in the execution of written consents, waivers, or releases, the board of directors may fix a record date in accordance with the provisions of the Ohio General Corporation Law. The record date for the purpose of the determination of the shareholders who are entitled to receive notice of or to vote at a meeting of shareholders shall continue to be the record date for all adjournments of such meetings, unless the board of directors or the persons who shall have fixed the original record date shall, subject to the limitations set forth in the Ohio General Corporation Law, fix another date, and, in case a new record date is so fixed, notice thereof and of the date to which the meeting shall have been adjourned shall be given to shareholders of record as of such date in accordance with the same requirements as those applying to a meeting newly called. The board of directors may close the share transfer books against transfers of shares during the whole or any part of the period provided for in this Article VI, including the date of the meeting of shareholders and the period ending with the date, if any, to which adjourned. If no record date is fixed therefor, the record date for determining the shareholders who are entitled to receive notice of, or to vote at, a meeting of shareholders shall be the date next preceding the day on which notice is given, or the date next preceding the day on which the meeting is held, as the case may be.

                                  ARTICLE VII

                            CERTIFICATES FOR SHARES

         SECTION 1.       Form of Certificates and Signatures.  Subject to
Section 2 of this Article VII, each holder of shares shall be entitled to one or more certificates, signed by the chairman of the board or the president or a vice president and by the secretary, an assistant secretary, the treasurer, or an assistant treasurer of the corporation, which shall certify the number and class of shares held by him in the corporation, but no certificate for shares shall be executed or delivered until such shares are fully paid. When such a certificate is countersigned by an incorporated transfer agent or registrar, the signature of any of said officers of the corporation may be facsimile, engraved, stamped, or printed. Although any officer of the corporation whose manual or facsimile signature is affixed to such a certificate ceased to be such officer before the certificate is delivered, such certificate nevertheless shall be effective in all respects when delivered.

         SECTION 2. Uncertificated Shares. The Board of Directors may provide by resolution that some or all of a series of any or all classes of shares of the Corporation shall be uncertificated shares as permitted by Ohio law.

         SECTION 3. Transfer of Shares. Shares of the corporation shall be transferable upon the books of the corporation by the holders thereof, in person, or by a duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares of the same class or series, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures to such assignment and power of transfer as the corporation or its agents may reasonably require.

         SECTION 4. Lost, Stolen, or Destroyed Certificates. The corporation may issue a new certificate for shares in place of any certificate theretofore issued by it and alleged to have been lost, stolen, or destroyed, and the board of directors may, in its discretion, require the owner, or his legal representatives, to give the corporation a bond containing such terms as the board of directors or the president or a vice president and the secretary or the treasurer may require to protect the corporation or any person injured by the execution and delivery of a new certificate.

         SECTION 5. Transfer Agent and Registrar. The board of directors may appoint, or revoke the appointment of transfer agents and registrars and may require all certificates for shares to bear the signatures of such transfer agents and registrars, or any of them.

                                  ARTICLE VIII

                                   AMENDMENTS

         The regulations of the corporation may be amended, or new regulations may be adopted, by the shareholders at a meeting held for such purpose, by the affirmative vote of the holders of shares entitling them to exercise a majority of the voting power on such proposal or without a meeting by the written consent of the holders of shares entitling them to exercise two-thirds of the voting power on such proposal. If the regulations are amended or new regulations are adopted without a meeting of the shareholders, the secretary of the corporation shall mail a copy of the amendment or the new regulations to each shareholder who would have been entitled to vote thereon and did not participate in the adoption thereof.

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                             BROUGHTON FOODS COMPANY
--------------------------------------------------------------------------------



Mark box at right if an address change or comment has      [ ]
been noted on the reverse side of this card.

RECORD DATE SHARES:

                                                  ----------------------
Please be sure to sign and date this Proxy.       Date



 Stockholder sign here                          Co-owner sign here
------------------------------------------------------------------------

DETACH CARD

THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR

                                             For        Against

 1. Adopting the Amended and
    Restated Code of Regulations             [ ]         [ ]        [ ]


2.  Election of Directors.                   For All    With-  For All
                                             Nominees   held   except

    Marshall T. Reynolds, Philip E. Cline,   [ ]         [ ]        [ ]
    George W. Broughton, Ronald V.
    Arthur, II, Robert E. Evans, Charles R.
    Hooten, Jr., Nell W. Scaggs, Philip
    Todd Shell, Kirby J. Taylor, Paul T.
    Thiesen, Thomas W. Wright, Martin P.
    Shearer

--------------------------------------------------------------------------------
    INSTRUCTION: To Withhold authority to vote for any nominee, mark the "For All Except" box and write that nominee's name on the above line

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

                             BROUGHTON FOODS COMPANY

                 ANNUAL MEETING OF STOCKHOLDERS - APRIL 29, 1998
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned does hereby appoint Philip E. Cline and Todd R. Fry, and each of them, proxies of the undersigned, with full power of substitution in each of them, to vote at the Annual Meeting of Stockholders of Broughton Foods Company to be held on April 29, 1998 at 11:00 a.m., and at any and all adjournments thereof, with respect to all share which the undersigned would be entitled to vote and with all powers which the undersigned would posses if personally present, as follows on the reverse side, and in their discretion upon all other matters brought before the meeting.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEMS 1 and 2 ON THE REVERSE SIDE.

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               PLEASE VOTE, DATE AND SIGN THE REVERSE AND RETURN
                       PROMPTLY IN THE ENCLOSED ENVELOPE.
-------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or partnership, this signature should be that of an authorized officer should state his or her title.
-------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

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